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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): January 27, 1998



                                CERIDIAN CORPORATION
                 (Exact name of registrant as specified in charter)



               Delaware                 1-1969         52-0278528
          (State or other juris-     (Commission File  (IRS Employer
          diction of incorporation    Number)          Identification No.)



                8100 34th Avenue South, Minneapolis, MN        55425
          (Address of principal executive offices)          (Zip code)



          Registrant's telephone number, including area code: 612-853-8100
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          Item 5.  Other Events

               On January 27, 1998, Ceridian Corporation (_Ceridian_) announced its results of operations for the quarter and year ended December 31, 1997. The text of Ceridian's earnings release is filed herewith as Exhibit 99.

               Statements regarding Ceridian contained in the attached press release that are not historical in nature, particularly those that utilize terminology such as "may," "will," "expects," "anticipates," "believes" or "plans," _are forward-looking statements based on current expectations and assumptions, and entail various risks and uncertainties that could cause actual results to differ materially from those expressed in such forward-looking statements. Important factors known to the Ceridian that could cause such material differences are discussed in Ceridian's Current Report on Form 8-K dated January 19, 1998 and filed with the Securities and Exchange Commission on January 20, 1998.
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                                      SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CERIDIAN CORPORATION

          Dated: January 29, 1998       By:   /s/ Loren D. Gross
                                        Name: Loren D. Gross
                                        Title:Vice President and
                                             Corporate Controller